EXHIBIT 99.1
NEWS RELEASE

CONTACT:
Jean Fontana
646-277-1214
(Jean.Fontana@icrinc.com)

Stage Stores Announces Acceleration and Expansion of Off-Price Store Conversion Strategy
Reaffirms Annual Guidance

HOUSTON, TX, March 28, 2019 - Stage Stores, Inc. (NYSE: SSI) announced that, following strong results for both the 9 off-price conversions completed in 2018 and the 37 off-price conversions completed in the first quarter of 2019, the company is accelerating and expanding the rollout of its off-price growth strategy. The 35 second quarter conversions, which were previously planned for back-to-school, will now be completed in June, and an additional 10 to 15 stores will be converting in the third quarter. With approximately 85 total conversions in 2019, the company now expects to end the year with approximately 150 off-price stores along with an additional 150 off-price conversions planned for the first half of fiscal 2020.

“We are extremely pleased with the initial sales results in our March off-price conversions. They have clearly exceeded our expectations and have continued the momentum that began with our 2018 converted stores,” said Michael Glazer, President and Chief Executive Officer. “Notably, through mid-March, sales in our 2018 small market conversions have increased more than 150% since they were converted compared to their department store results. Based on the strong results we have seen across our converted store base, we are thrilled to further accelerate and expand our off-price growth strategy. We now expect to enter the second half of 2020 with more than 300 Gordmans off-price stores, which will represent approximately half our total sales volume. With higher sales, improving store profitability, and faster inventory turns, our off-price strategy bodes well for our earnings and cash flow performance.”

Inclusive of the acceleration and expansion of the off-price conversion strategy, the company is reaffirming its previously announced guidance for sales, earnings, and capital.

About Stage Stores
Stage Stores, Inc. is a leading retailer of trend-right, name-brand values for apparel, accessories, cosmetics, footwear and home goods.  As of March 28, 2019, the company operates in 42 states through 688 BEALLS, GOODY'S, PALAIS ROYAL, PEEBLES, and STAGE specialty department stores and 105 GORDMANS off-price stores, as well as an e-commerce website at www.stage.com.  For more information about Stage Stores, visit the company’s website at corporate.stage.com.

Caution Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of the company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are based upon management’s then-current views and assumptions regarding future events and operating performance. Although management believes the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of its knowledge, forward-looking statements involve risks, uncertainties and other factors which may materially affect the company’s business, financial condition, results of operations or liquidity.

Forward-looking statements are not guarantees of future performance and actual results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, but not limited to, economic conditions, cost and availability of goods, inability to successfully execute strategic initiatives, competitive pressures, economic pressures on the company and its customers, freight costs, the risks discussed in the Risk Factors section of the company’s most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”), and other factors discussed from time to time in the company’s other SEC filings. This release should be read in conjunction with such filings, and you should consider all of such risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The company undertakes no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures the company makes on related subjects in its public announcements and SEC filings.